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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                 FORM 8-K/A


                               CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 10, 2001



                     STEWART & STEVENSON SERVICES, INC.
           (Exact name of registrant as specified in its charter)


TEXAS                                    0-8493              74-1051605
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                               77008
(Address of principal executive offices)                     (Zip code)


      Registrant's telephone number, including area code:  (713) 868-7700



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Item 5. OTHER EVENTS.

On April 10, 2001, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Dividend.

Item 7. EXHIBITS.

Exhibit 99.1 Company Press Release dated April 10, 2001, titled Stewart & Stevenson Announces Dividend.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                        STEWART & STEVENSON SERVICES, INC.




Date:  April 10, 2001   By: /s/ John H. Doster
                           -----------------------------------------------------
                        Name:  John H. Doster
                        Title: Senior Vice President and Chief Financial officer